Exhibit 99.7

B6 Summary (Official Form 6 - Summary) (12/07)

United States Bankruptcy Court

District of Maryland

In re	CAPA Manufacturing Corp.	,	Case No.	09-15758
	Debtor		Chapter	11

SUMMARY OF SCHEDULES

Indicate as to each schedule whether that schedule is attached and state the number of pages in each. Report the totals from Schedules A, B, D, E, F, I, and J in the boxes provided. Add the amounts from Schedules A and B to determine the total amount of the debtor’s assets. Add the amounts of all claims from Schedules D, E, and F to determine the total amount of the debtor’s liabilities. Individual debtors also must complete the “Statistical Summary of Certain Liabilities and Related Data” if they file a case under chapter 7, 11, or 13.

NAME OF SCHEDULE	ATTACHED (YES/NO)	NO. OF SHEETS	ASSETS	LIABILITIES	OTHER

A - Real Property	NO		$

B - Personal Property	YES	4	$0.00

C - Property Claimed as Exempt	NO

D - Creditors Holding Secured Claims	YES	2		$27,606,957.02

E - Creditors Holding Unsecured Priority Claims (Total of Claims on Schedule E)	NO			$

F - Creditors Holding Unsecured Nonpriority Claims	NO			$

G - Executory Contracts and Unexpired Leases	NO

H - Codebtors	YES	1

I - Current Income of Individual Debtor(s)	N/A				$

J - Current Expenditures of Individual Debtors(s)	N/A				$

	TOTAL	7	$0.00	$27,606,957.02

B 6B (Official Form 6B) (12/07)

In re	CAPA Manufacturing Corp.	,	Case No.	09-15758
	Debtor			(If known)

SCHEDULE B - PERSONAL PROPERTY

Except as directed below, list all personal property of the debtor of whatever kind. If the debtor has no property in one or more of the categories, place an “x” in the appropriate position in the column labeled “None.” If additional space is needed in any category, attach a separate sheet properly identified with the case name, case number, and the number of the category. If the debtor is married, state whether the husband, wife, both, or the marital community own the property by placing an “H,” “W,” “J,” or “C” in the column labeled “Husband, Wife, Joint, or Community.” If the debtor is an individual or a joint petition is filed, state the amount of any exemptions claimed only in Schedule C - Property Claimed as Exempt.

Do not list interests in executory contracts and unexpired leases on this schedule. List them in Schedule G - Executory Contracts and Unexpired Leases.

If the property is being held for the debtor by someone else, state that person’s name and address under “Description and Location of Property.” If the property is being held for a minor child, simply state the child’s initials and the name and address of the child’s parent or guardian, such as “A.B., a minor child, by John Doe, guardian.” Do not disclose the child’s name. See, 11 U.S.C. § 112 and Fed. R. Bankr. P. 1007(m).

TYPE OF PROPERTY	NONE	DESCRIPTION AND LOCATION OF PROPERTY	HUSBAND, WIFE, JOINT, OR COMMUNITY	CURRENT VALUE OF DEBTOR’S INTEREST IN PROPERTY, WITH- OUT DEDUCTING ANY SECURED CLAIM OR EXEMPTION

1. Cash on hand.	X

2. Checking, savings or other financial accounts, certificates of deposit or shares in banks, savings and loan, thrift, building and loan, and home- stead associations, or credit unions, brokerage houses, or cooperatives.

X

3. Security deposits with public utilities, telephone companies, land- lords, and others.	X

4. Household goods and furnishings, including audio, video, and computer equipment.	X

5. Books; pictures and other art objects; antiques; stamp, coin, record, tape, compact disc, and other collections or collectibles.	X

6. Wearing apparel.	X

7. Furs and jewelry.	X

8. Firearms and sports, photographic, and other hobby equipment.	X

9. Interests in insurance policies. Name insurance company of each policy and itemize surrender or refund value of each.	X

10. Annuities. Itemize and name each issuer.	X

11. Interests in an education IRA as defined in 26 U.S.C. § 530(b)(1) or under a qualified State tuition plan as defined in 26 U.S.C. § 529(b)(1). Give particulars.

(File separately the record(s) of any such interest(s).11 U.S.C. § 521(c).)

X

B 6B (Official Form 6B) (12/07) — Cont.

In re	CAPA Manufacturing Corp.	,	Case No.	09-15758
	Debtor			(If known)

SCHEDULE B - PERSONAL PROPERTY

(Continuation Sheet)

TYPE OF PROPERTY	NONE	DESCRIPTION AND LOCATION OF PROPERTY	HUSBAND, WIFE, JOINT, OR COMMUNITY	CURRENT VALUE OF DEBTOR’S INTEREST IN PROPERTY, WITH- OUT DEDUCTING ANY SECURED CLAIM OR EXEMPTION

12. Interests in IRA, ERISA, Keogh, or other pension or profit sharing plans. Give particulars.	X

13. Stock and interests in incorporated and unincorporated businesses. Itemize.	X

14. Interests in partnerships or joint ventures. Itemize.	X

15. Government and corporate bonds and other negotiable and non- negotiable instruments.	X

16. Accounts receivable.	X

17. Alimony, maintenance, support, and property settlements to which the debtor is or may be entitled. Give particulars.	X

18. Other liquidated debts owed to debtor including tax refunds. Give particulars.	X

19. Equitable or future interests, life estates, and rights or powers exercisable for the benefit of the debtor other than those listed in Schedule A — Real Property.	X

20. Contingent and noncontingent interests in estate of a decedent, death benefit plan, life insurance policy, or trust.	X

21. Other contingent and unliquidated claims of every nature, including tax refunds, counterclaims of the debtor, and rights to setoff claims. Give estimated value of each.	X

B 6B (Official Form 6B) (12/07) — Cont.

In re	CAPA Manufacturing Corp.	,	Case No.	09-15758
	Debtor			(If known)

SCHEDULE B - PERSONAL PROPERTY

(Continuation Sheet)

TYPE OF PROPERTY	NONE	DESCRIPTION AND LOCATION OF PROPERTY	HUSBAND, WIFE, JOINT, OR COMMUNITY	CURRENT VALUE OF DEBTOR’S INTEREST IN PROPERTY, WITH- OUT DEDUCTING ANY SECURED CLAIM OR EXEMPTION
22. Patents, copyrights, and other intellectual property. Give particulars.		See Attachment B-22		Unknown

23. Licenses, franchises, and other general intangibles. Give particulars.	X

24. Customer lists or other compilations containing personally identifiable information (as defined in 11 U.S.C. § 101(41A)) provided to the debtor by individuals in connection with obtaining a product or service from the debtor primarily for personal, family, or household purposes.

X

25. Automobiles, trucks, trailers, and other vehicles and accessories.	X

26. Boats, motors, and accessories.	X

27. Aircraft and accessories.	X

28. Office equipment, furnishings, and supplies.	X

29. Machinery, fixtures, equipment, and supplies used in business.	X

30. Inventory.	X

31. Animals.	X

32. Crops - growing or harvested. Give particulars.	X

33. Farming equipment and implements.	X

34. Farm supplies, chemicals, and feed.	X

35. Other personal property of any kind not already listed. Itemize.	X

0 continuation sheets attached Total				$0.00
(Include amounts from any continuation sheets attached. Report total also on Summary of Schedules.)

CAPA Manufacturing Corp.
Case No. 09-15758
Attachment B-22 to Schedule B
Patents, copyrights, and other intellectual property

Title	Country	Number	Date Filed	Expiration Date	Estimated Value
Breathing Apparatus	U.S.	7,380,551	6/3/2008	3/21/2023	Unknown

Powered Air Purifying Respirator System and Self Contained Breathing Apparatus	U.S.	10/393,346	3/21/2003	Pending	Unknown

B 6D (Official Form 6D) (12/07)

In re	CAPA Manufacturing Corp.	,	Case No.	09-15758
	Debtor			(If known)

SCHEDULE D - CREDITORS HOLDING SECURED CLAIMS

State the name, mailing address, including zip code, and last four digits of any account number of all entities holding claims secured by property of the debtor as of the date of filing of the petition. The complete account number of any account the debtor has with the creditor is useful to the trustee and the creditor and may be provided if the debtor chooses to do so. List creditors holding all types of secured interests such as judgment liens, garnishments, statutory liens, mortgages, deeds of trust, and other security interests.

List creditors in alphabetical order to the extent practicable. If a minor child is the creditor, state the child’s initials and the name and address of the child’s parent or guardian, such as “A.B., a minor child, by John Doe, guardian.” Do not disclose the child’s name. See, 11 U.S.C. §112 and Fed. R. Bankr. P. 1007(m). If all secured creditors will not fit on this page, use the continuation sheet provided.

If any entity other than a spouse in a joint case may be jointly liable on a claim, place an “X” in the column labeled “Codebtor,” include the entity on the appropriate schedule of creditors, and complete Schedule H — Codebtors. If a joint petition is filed, state whether the husband, wife, both of them, or the marital community may be liable on each claim by placing an “H,” “W,” “J,” or “C” in the column labeled “Husband, Wife, Joint, or Community.”

If the claim is contingent, place an “X” in the column labeled “Contingent.” If the claim is unliquidated, place an “X” in the column labeled “Unliquidated.” If the claim is disputed, place an “X” in the column labeled “Disputed.” (You may need to place an “X” in more than one of these three columns.)

Total the columns labeled “Amount of Claim Without Deducting Value of Collateral” and “Unsecured Portion, if Any” in the boxes labeled “Total(s)” on the last sheet of the completed schedule. Report the total from the column labeled “Amount of Claim Without Deducting Value of Collateral” also on the Summary of Schedules and, if the debtor is an individual with primarily consumer debts, report the total from the column labeled “Unsecured Portion, if Any” on the Statistical Summary of Certain Liabilities and Related Data.

☐ Check this box if debtor has no creditors holding secured claims to report on this Schedule D.

			DATE CLAIM WAS
			INCURRED,
			NATURE OF LIEN ,
CREDITOR’S NAME AND			AND
MAILING ADDRESS			DESCRIPTION				AMOUNT OF CLAIM
INCLUDING ZIP CODE AND		HUSBAND, WIFE,	AND VALUE OF				WITHOUT	UNSECURED
AN ACCOUNT NUMBER		JOINT, OR	PROPERTY				DEDUCTING VALUE	PORTION, IF
(See Instructions Above.)	CODEBTOR	COMMUNITY	SUBJECT TO LIEN	CONTINGENT	UNLIQUIDATED	DISPUTED	OF COLLATERAL	ANY
ACCOUNT NO. Branch Banking & Trust Co 8200 Greensboro Dr. #1000 McLean, VA 22102-3857			Term Loan- Secured by all corporate assets				$17,103,291.61	Unknown
			VALUE $

ACCOUNT NO. Branch Banking & Trust Co 8200 Greensboro Dr. #1000 McLean, VA 22102-3857			Revolving Line- Secured by A/R and inventory				$10,227,876.27	Unknown
			VALUE $

ACCOUNT NO. Branch Banking & Trust Co 8200 Greensboro Dr. #1000 McLean, VA 22102-3857			Commercial Credit Agreement				$156,081.93	Unknown
			VALUE $

_____continuation sheets attached			Subtotal (Total of this page)				$27,487,249.81	$

			Total (Use only on last page)				$	$

							(Report also on Summary of Schedules.)	(If applicable, report also on Statistical Summary of Certain Liabilities and Related Data.)

B 6D (Official Form 6D) (12/07) - Cont.

In re	CAPA Manufacturing Corp.	,	Case No.	09-15758
	Debtor			(If known)

SCHEDULE D - CREDITORS HOLDING SECURED CLAIMS

(Continuation Sheet)

DATE CLAIM WAS
INCURRED,
NATURE OF LIEN ,
CREDITOR’S NAME AND			AND
MAILING ADDRESS			DESCRIPTION				AMOUNT OF CLAIM
INCLUDING ZIP CODE AND		HUSBAND, WIFE,	AND VALUE OF				WITHOUT	UNSECURED
AN ACCOUNT NUMBER		JOINT, OR	PROPERTY				DEDUCTING VALUE	PORTION, IF
(See Instructions Above.)	CODEBTOR	COMMUNITY	SUBJECT TO LIEN	CONTINGENT	UNLIQUIDATED	DISPUTED	OF COLLATERAL	ANY
ACCOUNT NO. Branch Banking & Trust Co 8200 Greensboro Dr. #1000 McLean, VA 22102-3857			Interest payable, Term Loan, Revolving Credit Facility				$8,307. 21	Unknown
VALUE $

ACCOUNT NO. Branch Banking & Trust Co 8200 Greensboro Dr. #1000 McLean, VA 22102-3857			Letter of credit- Secured by A/R and inventory				$111,400.00	Unknown
VALUE $

ACCOUNT NO.

VALUE $

ACCOUNT NO.

VALUE $

ACCOUNT NO.

VALUE $

Sheet no. of continuation			Subtotal (s)				$119,707.21	$
sheets attached to Schedule of			(Total(s) of this page)
Creditors Holding Secured
Claims

			Total(s)				$27,606,957.02	$
(Use only on last page)

							(Report also on Summary of Schedules.)	(If applicable, report also on Statistical Summary of Certain Liabilities and Related Data.)

B 6H (Official Form 6D) (12/07)

In re	CAPA Manufacturing Corp.	,	Case No.	09-15758
	Debtor			(If known)

SCHEDULE H - CODEBTORS

Provide the information requested concerning any person or entity, other than a spouse in a joint case, that is also liable on any debts listed by the debtor in the schedules of creditors. Include all guarantors and co-signers. If the debtor resides or resided in a community property state, commonwealth, or territory (including Alaska, Arizona, California, Idaho, Louisiana, Nevada, New Mexico, Puerto Rico, Texas, Washington, or Wisconsin) within the eight-year period immediately preceding the commencement of the case, identify the name of the debtor’s spouse and of any former spouse who resides or resided with the debtor in the community property state, commonwealth, or territory. Include all names used by the nondebtor spouse during the eight years immediately preceding the commencement of this case. If a minor child is a codebtor or a creditor, state the child’s initials and the name and address of the child’s parent or guardian, such as “A.B., a minor child, by John Doe, guardian.” Do not disclose the child’s name. See, 11 U.S.C. §112 and Fed. R. Bankr. P. 1007(m).

☐ Check this box if debtor has no codebtors.

NAME AND ADDRESS OF CODEBTOR	NAME AND ADDRESS OF CREDITOR
TVI CORPORATION	Branch Banking and Trust Co.
7100 Holladay Tyler Road	8200 Greensboro Drive, Suite 1000
Glenn Dale, MD 20769	McLean, VA 22102-3857

Safety Tech International, Inc.	Branch Banking and Trust Co.
5703 Industry Lane	8200 Greensboro Drive, Suite 1000
Frederick, MD 21704	McLean, VA 22102-3857

Signature Special Event Services, Inc.	Branch Banking and Trust Co.
1332 Londontown Blvd., Building B	8200 Greensboro Drive, Suite 1000
Eldersburg, MD 21784	McLean, VA 22102-3857

B6 Declaration (Official Form 6 - Declaration) (12/07)

In re	CAPA Manufacturing Corp.	,	Case No.	09-15758
	Debtor			(If known)

DECLARATION CONCERNING DEBTOR’S SCHEDULES

DECLARATION UNDER PENALTY OF PERJURY BY INDIVIDUAL DEBTOR

I declare under penalty of perjury that I have read the foregoing summary and schedules, consisting of 9 sheets, and that they are true and correct to the best of my knowledge, information, and belief.

Date	Signature:
Debtor

Date	Signature:
(Joint Debtor, if any)

[If joint case, both spouses must sign.]

DECLARATION AND SIGNATURE OF NON-ATTORNEY BANKRUPTCY PETITION PREPARER (See 11 U.S.C. § 110)

I declare under penalty of perjury that: (1) I am a bankruptcy petition preparer as defined in 11 U.S.C. § 110; (2) I prepared this document for compensation and have provided the debtor with a copy of this document and the notices and information required under 11 U.S.C. §§ 110(b), 110(h) and 342(b); and, (3) if rules or guidelines have been promulgated pursuant to 11 U.S.C. § 110(h) setting a maximum fee for services chargeable by bankruptcy petition preparers, I have given the debtor notice of the maximum amount before preparing any document for filing for a debtor or accepting any fee from the debtor, as required by that section.

Printed or Typed Name and Title, if any,	Social Security No.
of Bankruptcy Petition Preparer	(Required by 11 U.S.C. § 110.)

If the bankruptcy petition preparer is not an individual, state the name, title (if any), address, and social security number of the officer, principal, responsible person, or partner who signs this document.

Address

X
Signature of Bankruptcy Petition Preparer	Date

Names and Social Security numbers of all other individuals who prepared or assisted in preparing this document, unless the bankruptcy petition preparer is not an individual:

If more than one person prepared this document, attach additional signed sheets conforming to the appropriate Official Form for each person.

A bankruptcy petition preparer’s failure to comply with the provisions of title 11 and the Federal Rules of Bankruptcy Procedure may result in fines or imprisonment or both. 11 U.S.C. § 110; 18 U.S.C. § 156.

DECLARATION UNDER PENALTY OF PERJURY ON BEHALF OF A CORPORATION OR PARTNERSHIP

I, the Treasurer & Secretary [the president or other officer or an authorized agent of the corporation or a member or an authorized agent of the partnership ] of the corporation [corporation or partnership] named as debtor in this case, declare under penalty of perjury that I have read the foregoing summary and schedules, consisting of 9 sheets (Total shown on summary page plus 1), and that they are true and correct to the best of my knowledge, information, and belief.

Date	05/05/2009
		Signature:	/s/ Sherri Voelkel
Sherri Voelkel
[Print or type name of individual signing on behalf of debtor.]

[An individual signing on behalf of a partnership or corporation must indicate position or relationship to debtor.]

Penalty for making a false statement or concealing property: Fine of up to $500,000 or imprisonment for up to 5 years or both. 18 U.S.C. §§ 152 and 3571.